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                                                                  EXHIBIT 10.7.3

                          AMENDMENT TO THE AGREEMENT

THIS AGREEMENT is made and entered into as of the 11th day of January 1994 (the "Amendment Date")

BY AND BETWEEN

NORTHERN TELECOM LIMITED, a corporation duly incorporated under the laws of Canada, having its executive offices at 3 Robert Speck Parkway, Mississauga, Ontario, Canada, (hereinafter called "Northern Telecom")

AND,

LV SOFTWARE INC., a California corporation having its principal offices at Suite B-205, 1590 Oakland Road, San Jose, California, 95131, (hereinafter, called "Licensee")

WHEREAS the Parties entered into an Agreement with an Effective Date of the fourteenth day of September 1992 concerning software known as the Design For Testability tool suite (the "Agreement"); and

WHEREAS the Parties made and entered into an amendment to the Agreement on the lst day of October 1993; and

WHEREAS the Parties wish to further amend the Agreement by adding software elements, known to the Parties as Synful and Synopsys Technology Library Translator to Synful format, to Schedule C to the Agreement as provided herein:

NOW THEREFORE, in consideration of mutual promises contained in the Agreement and the above mentioned amendment to the Agreement the Parties agree as follows:

Schedule C to the Agreement shall be replaced with the following;

                                  SCHEDULE C

                             ASSOCIATED UTILITIES

Associated Utilities include the following software elements, cells, or models which are delivered to Licensee in object code form or as ASCII files. They can be used by Licensee as models for developing and debugging new software or for demonstration purposes but must not be delivered to End-Users.

          1.)  mx (Version 5, Release 2)
               A general purpose macro preprocessor.

          2.)  syntran (As available for Version 5)
               A utility to convert a FML2 file to a Verilog HDL file.

          3.)  Cells
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               A subset of simple BATMOS gates including Verilog nominal and
               SCAN models only.

          4.)  BSCAN macros
               A collection of cells for implementing Boundary Scans

          5.)  TAP macros
               A collection of cells for implementing Test Access Port

          6.)  memory macros

          7.) Synful and Synopsys Technology Library Translator to Synful format.

IN WITNESS WHEREOF, the Parties hereto have duly executed this amending agreement effective the date first mentioned above.

LV SOFTWARE, INC.                  NORTHERN TELECOM LIMITED

Per: /s/ V. K. Agarwak             Per: /s/ G. C. Smyth

Name: V. K. Agarwal                Name: G. C. Smyth

Title: Chief Executive Officer     Title: Senior Vice-President

                                   Per: /s/ D. J. DeGrandis

                                   Name: D. J. DeGrandis

                                   Title: Secretary